AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment to Employment Agreement (this "Amendment") is executed effective as of July 1, 1997, by and between BIOXIDE CORPORATION, a Nevada corporation (the "Company"), and DALE G. KARREN, an individual (the "Executive").
                                    RECITALS

         A. The Company and the Executive entered into an Employment Agreement dated effective April 1, 1997 (the "Employment Agreement").

         B. The Company and the Executive hereby desire to amend the Employment Agreement by entering into this Amendment.


                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Executive agree as follows:

         1. Amendment. Paragraph 4(a) of the Employment Agreement is hereby amended to increase the Executive's annual salary from $90,000 to $136,000.

         2. Ratification. The Company and the Executive hereby ratify and affirm each of the provisions of the Employment Agreement as amended by this Amendment.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and date first noted above.
                                                             BIOXIDE CORPORATION

                                                        By: /s/ David G. Derrick
                                                        Its: Director


                                                        /s/ Dale G. Karren
                                                        Dale G. Karren